Inventories	9 Months Ended
Sep. 30, 2020
Inventories [Abstract]
Inventories	Inventories

	At December 31, 2019	At September 30, 2020
	(in thousands)
Components	$2,645	$1,724
Finished goods	4,702	4,765
Total inventories at cost	$7,347	$6,489
Depreciation of components	$2	$2
Depreciation of finished goods	681	686
Total depreciation	$683	$688
Components, net	$2,643	$1,722
Finished goods, at the lower of cost and net realizable value	4,021	4,079
Total net inventories	$6,664	$5,801
At December 31, 2019, the amount of $681,000 in depreciation is related to finished goods that have been damaged or units on hand in excess of the units needed to serve the expected demand for identified customers and projects. During the nine months ended September 30, 2020, there was no significant change in the provision on components and finished goods.